PUTNAM VARIABLE TRUST (the "Trust")

               Prospectus Supplement dated November 10, 1997
                   to Prospectuses dated April 30, 1997


1. The following sentence is added to the first paragraph on the cover page. Shares of each portfolio are currently divided into two classes: class IA shares, offered hereby and class IB shares offered pursuant to another prospectus.

2. The following replaces the first sentence in the fourth paragraph of the section entitled "Investment Objectives and policies of the funds -- Putnam VT Vista Fund":

     Putnam Management expects that, under normal market conditions, the fund will generally invest primarily in medium sized companies. While the definition of "medium-sized" companies will change over time in response to market conditions, Putnam Management believes that currently such companies include those contained in the Russell Midcap Growth Index as well as other companies with equity market capitalizations ranging from approximately $450 million to $10 billion.

3. The following paragraphs replace the third paragraph of the section entitled "Organization and history:"

     Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares, which are subject to fees imposed pursuant to a distribution plan. Only class IA shares are offered by this prospectus. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

     The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing the variable contract you purchase selects the class of shares in which the separate account funding the contract invests.

     Each share has one vote, with fractional shares voting proportionately. Shares vote by individual series on all matters as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares of all series or classes shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

4. In the section of the prospectus of the Trust entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") that have primary responsibility for the day-to-day management of Putnam VT High Yield Fund's portfolio is replaced with the following:

                                   Business experience
                           Year    (at least 5 years)
                           ----    -----------------------------

    Putnam VT High Yield
     Fund

    Rosemary H. Thomsen    1997    Employed as an investment
    Vice President                 professional by Putnam
                                   Management since 1986.
                                   Senior Vice President of
                                   Putnam Fiduciary Trust
                                   Company.



                                                                38364 11/97
                                                                    HV-2170
                                                                  216237 YF
                                                                      46899
                                                                      40018

    S-6173 A (11/97)